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                                                                  EXHIBIT 10.51


                                 CONTRACT EXTENSION


This is to confirm the closing date for closing the acquisition contract between ColorSmart.com, Inc., and Magnum Digital Services, has hereby been extended until such time as ColorSmart completes its IPO. It is our understanding that ColorSmart.com has filed its SB2 registration with the U.S. Securities and Exchange Commission and completion of the IPO should be conducted on or about May 15, 2000. We hereby consent to the extension as stated.



/s/ [ILLEGIBLE]
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Seller's Signature



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Seller's Signature


Date: 4/5/00
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